UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 8, 2006
DUSA PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	0-19777 (Commission File Number)	22-3103129 (IRS Employer Identification Number)
25 Upton Drive
Wilmington, Massachusetts 01887
(Address of principal executive offices, including ZIP code)
(978) 657-7500
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On December 8, 2006, DUSA Pharmaceuticals, Inc. (NASDAQ-GM: DUSA) issued a press release, attached to and made part of this report, announcing that River’s Edge Pharmaceuticals, LLC filed a motion late yesterday to lift the preliminary injunction entered in May by the United States District Court in New Jersey which prohibited sales of River’s Edge generic Nicomide® product.
Item 9.01 Financial Statements and Exhibits.

Exhibits
No.	Description
99	Press Release dated December 8, 2006

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUSA PHARMACEUTICALS, INC.
Dated: December 8, 2006	By:	/s/ D. Geoffrey Shulman
D. Geoffrey Shulman, MD, FRCPC
Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

No.	Description
99	Press Release dated December 8, 2006